UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2019

ENERGY TRANSFER LP

(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 25, 2019, Energy Transfer LP, a Delaware limited partnership (the “Partnership”), completed the previously announced solicitations of consents (the “Consent Solicitations”) from holders (the “Holders”) of its outstanding 7.500% Senior Notes due 2020 (the “2020 Notes”), 4.250% Senior Notes due 2023 (the “2023 Notes”), 5.875% Senior Notes due 2024 (the “2024 Notes”) and 5.500% Senior Notes due 2027 (the “2027 Notes” and, together with the 2020 Notes, the 2023 Notes and the 2024 Notes, the “Notes”).

In connection with the Consent Solicitations, the Partnership received the requisite consent of Holders of at least a majority of the aggregate outstanding principal amount of the Notes to amend certain provisions of (i) the indenture, dated as of September 20, 2010 (the “Base Indenture”), as supplemented, governing the 2020 Notes (the Base Indenture, as so supplemented, the “2020 Notes Indenture”), (ii) the Base Indenture, as supplemented, governing the 2023 Notes (the Base Indenture, as so supplemented, the “2023 Notes Indenture”), (iii) the Base Indenture, as supplemented, governing the 2024 Notes (the Base Indenture, as so supplemented, the “2024 Notes Indenture”) and (iv) the Base Indenture, as supplemented, governing the 2027 Notes (the Base Indenture, as so supplemented, the “2027 Notes Indenture” and, together with the 2020 Notes Indenture, the 2023 Notes Indenture and the 2024 Notes Indenture, the “Indentures”). Accordingly, on March 25, 2019, the Partnership and U.S. Bank National Association, as trustee, executed and delivered the Ninth Supplemental Indenture, dated as of March 25, 2019 (the “Ninth Supplemental Indenture”), pursuant to which certain of the covenants, restrictive provisions and events of default contained in the Indentures with respect to the applicable series of Notes were eliminated.

On March 25, 2019, Energy Transfer Operating, L.P. (“ETO”), a Delaware limited partnerships and a subsidiary of the Partnership, settled the previously announced offers to exchange (collectively, the “Exchange Offers”) any and all validly tendered and accepted Notes for new senior notes issued by ETO. The Exchange Offers were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4 (No. 333-229843) of ETO (as amended, the “Registration Statement”), which was initially filed with the Securities and Exchange Commission on February 25, 2019 and became effective on March 20, 2019.

The terms of the amendments to the Indentures pursuant to the Ninth Supplemental Indenture are further described in ETO’s prospectus dated March 20, 2019, which forms a part of the Registration Statement, under the caption “The Proposed Amendments.” Such description does not purport to be complete and is qualified by reference to the Ninth Supplemental Indenture, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of September 20, 2010 between Energy Transfer LP (formerly Energy Transfer Equity, L.P.) and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of Form 8-K, File No. 1-32740, filed by Energy Transfer LP on September 20, 2010).

4.2	Ninth Supplemental Indenture, dated as of March 25, 2019 between Energy Transfer LP and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER LP

	By:	LE GP, LLC its general partner

Date: March 27, 2019

	By:	/s/ Thomas E. Long
Thomas E. Long Chief Financial Officer